Exhibit 99.1

Cheniere Energy Partners, L.P. March 2008

This presentation contains certain statements that are, or may be deemed to be, "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things: statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all; statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed LNG receiving terminals by a certain date, or at all; statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification, liquefaction utilization or total monthly LNG trade facilities worldwide, regardless of the source of such information; statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level; statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any contractor; statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received; statements regarding the commercial terms and potential revenues from activities described in this presentation; statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments; statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement ("IPA") or LNG spot purchase examples described in this presentation; statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections; statements regarding forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups; statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines; statements regarding the Cheniere Southern Trail Pipeline, and its potential business opportunities statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals; statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions; statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all of which are subject to change; statements regarding estimated corporate overhead expenses; and any other statements that relate to non-historical information. These forward-looking statements are often identified by the use of terms and phrases such as "achieve," "anticipate," "believe," "estimate," "example," "expect," "forecast," "opportunities," "plan," "potential," "project," "propose," "subject to," and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in "Risk Factors" in the Cheniere Energy, Inc. Annual Report on Form 10-K for the years ended December 31, 2006, and December 31, 2007, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these "Risk Factors". These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements. Safe Harbor Act

Cheniere Marketing Asset Development Partnership Interests Cheniere Energy Partners (AMEX: CQP) 91% Freeport LNG (1.5 Bcf/d Terminal) 30% Sabine Pass LNG (4.0 Bcf/d Terminal) Southern Trail Pipeline (1) (Proposed) Creole Trail Pipeline Under construction; estimated construction costs ~ $550 million; In-service: 2Q2008 Corpus Christi LNG Terminal Site preparation completed Pending final investment decision Creole Trail LNG Terminal Permitted Pending final investment decision Frontera Pipeline 80% Under construction; Initial In-service: 2008 Under construction; Initial In-service: 2Q2008 Completed favorable Open season Partially Permitted Pending final investment decision (1) CQP will have the right but not the obligation to acquire the Southern Trail Pipeline from Cheniere.

CQP Investment Highlights Stable, 20-year cash flows under take-or-pay contracts Strong natural gas fundamentals support increased LNG imports Largest LNG receiving terminal in North America when complete Fully-funded construction costs; leading EPC contractors Focusing on strategic development projects Strong sponsorship from parent supported by >90% ownership Experienced management team

Sabine Pass Terminal Construction March 2008

Key Milestones Q3 2008 Expected completion of Phase 1 (2.6 Bcf/d) April 2009 Expected start of Total TUA payments (~$125 million per year) July 2009 Expected start of Chevron TUA payments (~$125 million per year) Q2 2008 Expected start of Cheniere Marketing TUA payments ($5 million per month) 2008 January 2009 Expected start of full Cheniere Marketing TUA payments (~$250 million per year) Q2 2008 Expected start of Phase 1 commercial operation Q3 2009 Expected completion of Phase 2 – Stage 1 (4.0 Bcf/d) 2009 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1

Agreements Provide Stable Cash Flows

20-year Terminal Use Agreements provide visibility for cash distributions.

	Total LNG	Chevron USA	Cheniere Marketing
Capacity	1.0 Bcf/d	1.0 Bcf/d	2.0 Bcf/d
Fees(1)			
Reservation Fee(2)	$0.28/MMBTU	$0.28/MMBTU	$0.28/MMBTU
Opex Fee(3)	$0.04/MMBTU	$0.04/MMBTU	$0.04/MMBTU
2010 Full-Year Revenues	~$126 million	~$130 million	~$256 million
Term	20 years	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.	Cheniere
Guarantor Credit Rating	Aa1/AA	Aa2/AA	NR/B
Payment Start Date	April 1, 2009(4)	July 1, 2009(4)	April 1, 2008 (4)(5)

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.
(4) Subject to terminal completion.
(5) Cheniere Marketing TUA payments for 2008 will be $5.0 million per month and will increase to $0.32/MMBtu starting 1/1/09.

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CHENIERE

Target Market Access Midwest Markets Northeast Markets Southeast Markets Gulf Coast Markets Mexican Markets

Fuel Efficiency Projects Projects include installation of waste heat recovery units and ambient air vaporizers Waste heat recovery utilizes waste heat from gas turbine generator exhaust to heat water for use in the submerged combustion vaporizers Ambient air vaporizers reheat LNG without using fuel Proposed projects would result in fuel savings, which would allow for partial monetization of the 2% LNG retained Savings depends on LNG throughput at the terminal Savings will also depend on number of ambient air vaporizers that can be effectively installed Estimated to save potentially 50-75% of the 2% LNG retainage Estimated project completions Waste heat recovery: 2010 Ambient air vaporizers: 2010-2011

Length: ~ 350 miles Diameter: Up to 42-inch segments Completed non-binding open season Pending Final Investment Decision Southern Trail Pipeline Provide Southeast markets with incremental transportation capacity accessing new and existing LNG gas supply in and around Louisiana; nearly 10 Bcf/d regas capacity by 2010 Connect to new electric generation in Florida, with an estimated 1 Bcf/d of incremental demand

Investment Summary Stable, 20-year cash flows under take-or-pay contracts Strong natural gas fundamentals support increased LNG imports Largest LNG receiving terminal in North America when complete Fully-funded construction costs; leading EPC contractors Focusing on strategic development projects Strong sponsorship from parent supported by >90% ownership Experienced management team

Cheniere Energy Partners, L.P. Condensed Balance Sheet Unrestricted cash - $ Restricted cash and securities (1) 709 Property, plant and equipment 1,127 Goodwill and other assets 69 Total assets 1,905 $ Deferred revenue and other liabilities 100 $ Long-term debt 2,032 Minority interest - Equity (227) 1,905 $ Includes restricted cash held at CQP for construction of the Sabine Pass regas facility ($420.4MM), debt service on notes ($212.8MM), and distribution reserves ($63.9MM). For a complete balance sheet, see the Form 10-K filed by CQP with the SEC for the year ended December 31, 2007. December 31, 2007 (in millions) (2)